UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2012

FUQI INTERNATIONAL, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-33758	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Company’s telephone number, including area code: +86 (755) 2580-1888

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On December 13, 2012, Fuqi International, Inc. (the “Company”) received a “Wells Notice” from the Staff of the Securities and Exchange Commission (the “SEC”) indicating its intent to recommend to the SEC that it institute a public administrative proceeding against the Company pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to determine whether the SEC should suspend or revoke the registrations of each class of the Company’s securities for failure to comply with Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder.

In accordance with Rule 5(c) of the SEC’s Rules on Informal and Other Procedures, 17 C.F.R. § 202.5(c), the Staff of the SEC has offered the Company an opportunity to provide a written response to this proposed action by 5:00 pm EST on January 10, 2013.

The Company is currently in the process of assessing its options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2012	FUQI INTERNATIONAL, INC.

	By:	/s/ Kim K. T. Pan
	Name	Kim K. T. Pan
	Title:	President, Chief Executive Officer, and Interim Chief Financial Officer